                            HOLLAND SERIES FUND, INC.

                              HOLLAND BALANCED FUND

                     SUPPLEMENT DATED MARCH 29, 2007 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2007

Effective April 9, 2007, the information with respect to the address of ALPS Distributors, Inc. (the "Distributor") in the Statement of Additional Information under the heading "Distributor" on page 19 is hereby deleted and replaced with the following information:

                                   DISTRIBUTOR

     ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as Distributor pursuant to the Distribution Agreement dated June 1, 1999, as amended. Pursuant to the Distribution Agreement, the Fund does not pay the Distributor a distribution fee. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE